AMENDMENT TO
                               THE TALBOTS, INC.
                           SUPPLEMENTAL SAVINGS PLAN

         Effective as of March 15, 2001, The Talbots, Inc. Supplemental Savings Plan (the "Plan") is amended as follows:

         1. Section 2.13 of the Plan is amended by adding the following sentence to the end thereof:

                  "Notwithstanding anything else herein to the contrary, effective as of March 15, 2001, all Vice Presidents of the Company will be considered to be Participants herein."